TRANSAMERICA SERIES(R) TRANSAMERICA LINEAGESM
                             VARIABLE LIFE INSURANCE
                                    ISSUED BY
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-2

                       Supplement Dated February 23, 2000
                      to Prospectus Dated October 15, 1999




The following information supplements the prospectus. You should read it together with the prospectus.

The Guaranteed Death Benefit Rider is not available for contracts which are sold in Massachusetts. All references to the Guaranteed Death Benefit Rider should be ignored by prospective and current Lineage contract owners in Massachusetts.